SUPPLEMENT TO THE PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

OF

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS

Wells Fargo Advantage International Value Fund (the “Fund”)

            Effective immediately, Class B shares of the Fund are no longer offered. All references to Class B shares in the Fund’s prospectuses and SAI are hereby removed.

December 9, 2015                                                                                                                 EGR125/P901SP